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                              Janus Adviser Series
                  Janus Adviser Floating Rate High Income Fund

                       Supplement dated December 11, 2008
                       to Currently Effective Prospectuses

The Fund's Board of Trustees approved a plan to liquidate and terminate the Fund, effective on or about February 27, 2009 ("Liquidation Date") or at such earlier time as may be authorized by the Trustees.

Effective as of December 12, 2008, the Fund no longer accepts investments in the Fund by either new or existing shareholders.

Shareholders of the Fund may redeem or exchange their Fund shares at any time prior to the Liquidation Date. Any applicable contingent deferred sales charges (CDSCs) or redemption fees will be waived for redemptions or exchanges. Prior to the Liquidation Date, shareholders may exchange shares of the Fund for shares of the same class of any other fund in the Trust offered through their financial intermediary or qualified plan and not be subject to any applicable initial sales charges of such fund.

If a shareholder has not redeemed their shares as of the Liquidation Date, the shareholder's account will be automatically redeemed and proceeds will be sent to the shareholder of record. To prepare for the closing and liquidation of the Fund, the Fund's portfolio manager may need to increase the portion of the Fund's assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, the Fund may deviate from its stated investment policies and objective.

The liquidation of shares held by a shareholder will generally be considered a taxable event. A shareholder should consult their personal tax adviser concerning their particular tax situation.

A shareholder may obtain additional information by calling their plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-800-525-0020.

Effective as of the Liquidation Date, all references to the Fund within the Prospectus are hereby deleted.

                Please retain this Supplement with your records.